UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  September 6, 2005

AMERICAN BANK NOTE HOLOGRAPHICS, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-14227	13-3317668
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

2 Applegate Drive, Robbinsville, NJ		08691
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:    (609) 632-0800

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 1.01               Entry into a Material Definitive Agreement.

On September 6, 2005, American Bank Note Holographics, Inc. (the “Company”) entered into an amendment dated as of August 24, 2005 (the “Amendment”) to the Hologram Agreement, by and between the Company and MasterCard International Incorporated (“MasterCard”), dated as of February 28, 2003.  Under the amended Hologram Agreement, ABNH will supply MasterCard with HoloMagTM as well as the standard MasterCard hologram. MasterCard is offering its customer financial institutions a choice of design options that include either the standard MasterCard security hologram or the new MasterCard HoloMag. The Amendment also extends the term of the Hologram Agreement to ten years.

A copy of the press release issued by the Company relating to the foregoing is attached hereto as Exhibit 99.1.

ITEM 9.01             Financial Statements and Exhibits.

(c)           Exhibits.

99.1         Press release issued by American Bank Note Holographics, Inc., dated September 9, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN BANK NOTE HOLOGRAPHICS, INC.

Date: September 9, 2005	By:	/s/ Kenneth H. Traub
Kenneth H. Traub
President and Chief Executive Officer